Dreyfus Variable Investment Fund

Balanced Portfolio

Seeks long-term capital growth
and current income

PROSPECTUS May 1, 2003

As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.


YOU, YOUR ADVISOR AND
DREYFUS
A MELLON FINANCIAL COMPANY

[Page]


The Portfolio
Dreyfus Variable Investment Fund
Balanced Portfolio

Contents

The Portfolio
--------------------------------------------------------------------------------

Goal/Approach                                                             1

Main Risks                                                                2

Past Performance                                                          4

Expenses                                                                  5

Management                                                                6

Financial Highlights                                                      7

Account Information
--------------------------------------------------------------------------------

Account Policies                                                          9

Distributions and Taxes                                                  10

Exchange Privilege                                                       10

For More Information
--------------------------------------------------------------------------------

 INFORMATION ON THE PORTFOLIO'S RECENT STRATEGIES AND HOLDINGS CAN BE FOUND IN THE CURRENT ANNUAL/SEMIANNUAL REPORT. SEE BACK COVER.

Portfolio shares are offered only to separate accounts established by insurance companies to fund variable annuity contracts ("VA contracts") and variable life insurance policies (" VLI policies" ). Individuals may not purchase shares directly from, or place sell orders directly with, the portfolio. The VA contracts and the VLI policies are described in the separate prospectuses issued by the participating insurance companies, over which the portfolio assumes no responsibility. Conflicts may arise between the interests of VA contract holders and VLI policyholders. The board of trustees will monitor events to identify any material conflicts and, if such conflicts arise, determine what action, if any, should be taken.

The portfolio currently offers two classes of shares: Initial shares and Service shares. VA contract holders and VLI policyholders should consult the applicable prospectus of the separate account of the participating insurance company to determine which class of portfolio shares may be purchased by the separate account.

While the portfolio's investment objective and policies may be similar to those of other funds managed by the investment adviser, the portfolio's investment results may be higher or lower than, and may not be comparable to, those of the other funds.

[Page]


GOAL/APPROACH

The portfolio seeks long-term capital growth and current income. To pursue this goal, the portfolio invests in a diversified mix of stocks and bonds of both
U.S. and foreign issuers. The portfolio' s normal asset allocation is approximately 60% stocks and 40% bonds. However, the portfolio is permitted to invest up to 75%, and as little as 40%, of its assets in stocks and up to 60%, and as little as 25%, of its assets in bonds.

The  portfolio' s  stock investments may include common stocks, preferred stocks
and   convertible  securities,  including  those  purchased  in  initial  public offerings or shortly thereafter.

In allocating assets between stocks and bonds, the portfolio managers assess the relative return and risks of each asset class, analyzing several factors, including interest-rate-adjusted price/earnings ratios, the valuation and volatility levels of stocks relative to bonds, and other economic factors, such as interest rates.

In choosing stocks and other equity securities, Dreyfus uses a valuation model to identify and rank stocks within an industry or sector, based on:

*    VALUE, or how a stock is priced relative to its perceived intrinsic worth

*    GROWTH, in this case the sustainability or growth of earnings or cash flow

*    FINANCIAL PROFILE, which measures the financial health of the company


Concepts to understand

FUNDAMENTAL ANALYSIS: a method of securities valuation that attempts to measure a security's intrinsic value by analyzing "real" data (company financials, economic outlook, etc.) and other factors (management, industry conditions, competition, etc.).

GROWTH COMPANIES: companies whose earnings are expected to grow faster than the overall market. Often, growth stocks have relatively high price-to-earnings, price-to-book and price-to-sales ratios, and tend to be more volatile than value stocks.

VALUE COMPANIES: companies that appear undervalued in terms of price relative to other financial measurements of their intrinsic worth or business prospects (such as price-to- earnings or price-to-book ratios). Because a stock can remain undervalued for years, value investors often look for factors that could trigger a rise in price.



Next, Dreyfus uses fundamental analysis to select the most attractive of the top-ranked securities. While the manager employs a value-tilt approach, the portfolio can invest in a mix of value and growth companies. Dreyfus then manages risk by diversifying across companies and industries.


In choosing bonds and other fixed-income securities, the portfolio managers review economic, market and other factors, leading to valuations by sector, maturity and quality. The portfolio' s bond component consists primarily of domestic  and  foreign  bonds  issued  by  corporations or governments and rated investment grade or considered to be of comparable quality by Dreyfus. The portfolio also may invest in convertible debt securities, preferred stock, inflation-indexed bonds, mortgage-related securities, including collateralized mortgage obligations (CMOs) and stripped mortgage-backed securities, and asset-backed securities.


The portfolio may, but is not required to, use derivatives, such as futures and options, as a substitute for taking a position in an underlying asset, to manage interest rate risk, to increase returns, or as part of a hedging strategy.

What the portfolio is -- and isn't

The portfolio is a mutual fund: a pooled investment that is professionally managed and gives you the opportunity to participate in financial markets. It strives to reach its stated goal, although as with all mutual funds, it cannot offer guaranteed results.

An investment in the portfolio is not a bank deposit. It is not insured or guaranteed by the FDIC or any other government agency. It is not a complete investment program. Shareholders could lose money in the portfolio, but shareholders also have the potential to make money.


                                                                The Portfolio 1
[Page 1]

MAIN RISKS

The stock and bond markets can perform differently from each other at any given time (as well as over the long term), so the portfolio will be affected by its asset allocation. If the portfolio favors an asset class during a period when that class underperforms, performance may be hurt. The portfolio's principal risks are discussed below. The value of a shareholder's investment in the portfolio will fluctuate, sometimes dramatically, which means shareholders could lose money.

* MARKET RISK. The value of a security may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. They also may decline because of factors that affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry.

* ISSUER RISK. The value of a security may decline for a number of reasons which directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer's products or services.

* FOREIGN INVESTMENT RISK. To the extent the portfolio invests in foreign securities, its performance will be influenced by political, social and economic factors affecting investments in foreign companies. Special risks associated with investments in foreign companies include exposure to currency fluctuations, less liquidity, less developed or less efficient trading markets, lack of comprehensive company information, political instability and differing auditing and legal standards. Investments in foreign currencies are subject to the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of hedged positions, that the U.S. dollar will decline relative to the currency being hedged. Each of these risks could increase the portfolio's volatility.

* MARKET SECTOR RISK. The portfolio may overweight or underweight certain companies, industries or market sectors, which may cause the portfolio's performance to be more or less sensitive to developments affecting those companies, industries or sectors.

* DERIVATIVES RISK. The portfolio may invest in derivative instruments, such as options, futures and options on futures (including those relating to stocks, indexes and interest rates), swaps and other credit derivatives, CMOs, stripped mortgage-backed securities and asset backed securities. A small investment in derivatives could have a potentially large impact on the portfolio' s performance. The use of derivatives involves risks different from, or possibly greater than, the risks associated with investing directly in the underlying assets. Derivatives can be highly volatile, illiquid and difficult to value, and there is the risk that changes in the value of a derivative held by the portfolio will not correlate with the portfolio's other investments.

* LEVERAGING RISK. The use of leverage, such as engaging in reverse repurchase agreements, lending portfolio securities and engaging in forward commitment transactions, will magnify the portfolio's gains or losses.

The portfolio's investments in stocks and other equity securities are subject to the following principal risks:

* GROWTH AND VALUE COMPANY RISK. By investing in a mix of growth and value companies, the portfolio assumes the risks of both. Investors often expect growth companies to increase their earnings at a certain rate. If these expectations are not met, investors can punish the stocks inordinately, even if earnings do increase. In addition, growth companies typically lack the dividend yield that may cushion stock prices in market downturns. Value companies involve the risk that they may never reach what the manager believes is their full market value, either because the market fails to recognize the stock's intrinsic worth or the manager misgauged that worth. They also may decline in price, even though in theory they are already undervalued.

*    MIDSIZE  COMPANY STOCK RISK.  Investments in midsize company stocks tend to
     be  more   volatile   than   large   company   stocks   and  could  have  a
     disproportionate effect on performance.

[Page 2]


* IPO RISK. The portfolio may purchase securities of companies in initial public offerings (" IPOs" ). The prices of securities purchased in IPOs can be very volatile. The effect of IPOs on the portfolio's performance depends on a variety of factors, including the number of IPOs the portfolio invests in relative to the size of the portfolio and whether and to what extent a security purchased in an IPO appreciates or depreciates in value. As a fund's asset base increases, IPOs often have a diminished effect on such fund's performance.

The portfolio's investments in bonds and other fixed-income securities are subject to the following principal risks:

* INTEREST RATE RISK. Prices of bonds tend to move inversely with changes in interest rates. Typically, a rise in rates will adversely affect bond prices and, accordingly, the portfolio's share price. The longer the effective maturity and duration of the bond portion of the portfolio, the more its share price is likely to react to interest rates.

* CALL RISK. Some bonds give the issuer the option to call, or redeem, the bonds before their maturity date. If an issuer "calls" its bond during a time of declining interest rates, the portfolio might have to reinvest the proceeds in an investment offering a lower yield.

* CREDIT RISK. Failure of an issuer to make timely interest or principal payments, or a decline or perception of a decline in the credit quality of a bond, can cause a bond's price to fall, potentially lowering the portfolio's share price. Although the portfolio' s bond investments are primarily in investment grade bonds, it may invest to a limited extent in high yield ("junk") bonds which involve greater credit risk, including the risk of default, than investment grade bonds and are considered predominately speculative with respect to the issuer's continuing ability to make principal and interest payments. The prices of high yield bonds can fall dramatically in response to bad news about the issuer or its industry, or the economy in general.

* LIQUIDITY RISK. When there is no active trading market for specific types of securities, it can become more difficult to sell the securities at or near their perceived value. In such a market, the value of such securities and the portfolio's share price may fall dramatically.

* INFLATION-INDEXED BOND RISK. Interest payments on inflation-indexed bonds can be unpredictable and will vary as the principal and/or interest bond is periodically adjusted based on the rate of inflation. If the index measuring inflation falls, the interest payable on these securities will be reduced. The U.S. Treasury has guaranteed that in the event of a drop in prices, it would repay the par amount of its inflation-indexed bonds. Inflation-indexed bonds issued by corporations generally do not guarantee repayment of principal. Any increase in the principal amount of an inflation-indexed bond will be considered taxable ordinary income, even though investors do not receive their principal until maturity.

* PREPAYMENT AND EXTENSION RISK. When interest rates fall, the principal on mortgage-backed and certain asset-backed securities may be prepaid. The loss of higher yielding, underlying mortgages and the reinvestment of proceeds at lower interest rates can reduce the portfolio's potential price gain in response to falling interest rates, reduce the portfolio' s yield, or cause the portfolio' s share price to fall. When interest rates rise, the effective duration of the portfolio's mortgage-related and other asset-backed securities may lengthen due to a drop in prepayments of the underlying mortgages or other assets. This is known as extension risk and would increase the portfolio's sensitivity to rising rates and its potential for price declines.

Other potential risks

Under adverse market conditions, the portfolio could invest some or all of its assets in U.S. Treasury securities and money market securities. Although the portfolio would do this for temporary defensive purposes, it could have the effect of reducing the benefit from any upswing in the market. During such periods, the portfolio may not achieve its investment objective.

The portfolio may engage in short-term trading, which could produce higher transaction costs.

The portfolio may lend its securities to brokers, dealers and other financial institutions. In connection with such loans, the portfolio will receive collateral from the borrower equal to at least 100% of the value of the loaned securities. Should the borrower of the securities fail financially, the portfolio may experience delays in recovering the loaned securities or exercising its rights in the collateral.

                                                             The Portfolio 3
[Page 3]


PAST PERFORMANCE

The bar chart and table shown illustrate the risks of investing in the portfolio. The bar chart shows the changes in the performance of the portfolio's Initial shares from year to year. The table compares the average annual total returns of each of the portfolio's share classes to those of the S&P 500((reg.tm)) Index, a widely recognized unmanaged index of stock performance, the Lehman Brothers Aggregate Bond Index ("Lehman Aggregate Index"), a widely recognized unmanaged index of bond performance, and a hybrid index composed of 60% S&P 500 and 40% Lehman Aggregate Index. Two other indexes also are included in the table -- the Lehman Brothers Intermediate Government/Credit Index ("Lehman Intermediate Index"), a recognized unmanaged index of U.S. government and investment grade corporate bonds with maturities between one and ten years, and a hybrid index composed of 60% S&P 500 and 40% Lehman Intermediate Index. Performance for the portfolio's Service shares, which commenced operations on December 31, 2000, is based on the performance of the portfolio's Initial shares prior to that date. The historical performance of the portfolio's Service shares prior to December 31, 2000 has not been adjusted to reflect the higher operating expenses of the Service shares; if these expenses had been reflected, such performance would have been lower. All returns assume reinvestment of dividends and distributions. Of course, past performance is no guarantee of future results. Performance for each share class will vary due to differences in expenses.
--------------------------------------------------------------------------------

Year-by-year total returns AS OF 12/31 EACH YEAR (%)

INITIAL SHARES
                                        23.34   6.13    -2.98   -9.12   -15.48
93      94      95      96      97      98      99      00      01      02

BEST QUARTER:                    Q4 '98                           +14.14%

WORST QUARTER:                   Q3 '01                           -10.70%

Average annual total returns AS OF 12/31/02


                                                                                                                 Since
                                                                                                                 inception
                                                                                                                 of portfolio
                                                            1 Year                     5 Years                   (5/1/97)
------------------------------------------------------------------------------------------------------------------------------------

INITIAL SHARES                                             -15.48%                     -0.29%                      2.77%

SERVICE SHARES                                             -15.63%                     -0.36%                      2.71%

S&P 500 INDEX                                              -22.09%                      0.58%                      3.12%**

LEHMAN
AGGREGATE INDEX*                                            10.25%                      7.55%                      8.20%**

HYBRID
AGGREGATE INDEX                                             -9.15%                      3.28%                      5.77%**

LEHMAN
INTERMEDIATE INDEX                                           9.84%                      7.48%                      7.81%**

HYBRID
INTERMEDIATE INDEX                                          -9.32%                      3.23%                      5.61%**

*    THE  LEHMAN  AGGREGATE  INDEX IS A  BROADER-BASED  INDEX  THAN  THE  LEHMAN
     INTERMEDIATE   INDEX  AND   INCLUDES   MORTGAGE-BACKED   AND   ASSET-BACKED
     SECURITIES.  IT HAS BEEN  SELECTED  AS A PRIMARY  INDEX FOR  COMPARING  THE
     PORTFOLIO'S PERFORMANCE.  PERFORMANCE FOR THE LEHMAN INTERMEDIATE INDEX AND
     HYBRID INDEX,  THE  PORTFOLIO'S  PREVIOUS  BENCHMARK  INDEXES,  WILL NOT BE
     PROVIDED IN THE FUTURE.

**   FOR COMPARATIVE PURPOSES, THE VALUE OF EACH INDEX ON 4/30/97 IS USED AS THE
     BEGINNING VALUE ON 5/1/97.



Additional costs

Performance information reflects the portfolio's expenses only and does not reflect the fees and charges imposed by participating insurance companies under their VA contracts or VLI policies. Because these fees and charges will reduce total return, VA contract holders and VLI policyholders should consider them when evaluating and comparing the portfolio's performance. VA contract holders and VLI policyholders should consult the prospectus for their contract or policy for more information.

[Page 4]



EXPENSES

Investors using this portfolio to fund a VA contract or VLI policy will pay certain fees and expenses in connection with the portfolio, which are described in the table below. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any fees or charges imposed by participating insurance companies under their VA contracts or VLI policies.
--------------------------------------------------------------------------------

Fee table

                                                    Initial          Service
                                                    shares           shares
--------------------------------------------------------------------------------

ANNUAL PORTFOLIO OPERATING EXPENSES

% OF AVERAGE DAILY NET ASSETS

Management fees                                      0.75%           0.75%

Rule 12b-1 fee                                        none           0.25%

Other expenses                                       0.10%           0.09%
--------------------------------------------------------------------------------

TOTAL ANNUAL PORTFOLIO
OPERATING EXPENSES                                   0.85%           1.09%

Fee waiver and/or
expense reimbursement                                 --             (0.09%)
--------------------------------------------------------------------------------

NET OPERATING EXPENSES*                              0.85%           1.00%

* THE DREYFUS CORPORATION HAS UNDERTAKEN, UNTIL DECEMBER 31, 2003, TO WAIVE RECEIPT OF ITS FEES AND/OR ASSUME THE EXPENSES OF THE PORTFOLIO SO THAT THE EXPENSES OF NEITHER CLASS (EXCLUDING TAXES, BROKERAGE COMMISSIONS, EXTRAORDINARY EXPENSES, INTEREST EXPENSES AND COMMITMENT FEES ON BORROWING) EXCEED 1.00%.

--------------------------------------------------------------------------------



Expense example
                                           1 Year                3 Years              5 Years              10 Years
------------------------------------------------------------------------------------------------------------------------------------

INITIAL SHARES                             $87                  $271                  $471                 $1,049

SERVICE SHARES                             $102                 $338                  $592                 $1,321



This example shows what an investor could pay in expenses over time. It uses the same hypothetical conditions other funds use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The one-year example and the first year of the three-, five- and ten-year examples are based on net operating expenses, which reflect the expense waiver/reimbursement by Dreyfus. The figures shown would be the same whether investors sold their shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only

Concepts to understand

MANAGEMENT FEE: the fee paid to the investment adviser for managing the portfolio and assisting in all aspects of the portfolio's operations.

RULE 12B-1 FEE: the fee paid to the portfolio's distributor for distributing Service shares, for advertising and marketing related to Service shares, and for providing account service and maintenance for holders of Service shares. The distributor may pay all or part of this fee to participating insurance companies and the broker-dealer acting as principal underwriter for their variable insurance products. Because this fee is paid on an ongoing basis out of portfolio assets attributable to Service shares, over time it will increase the cost of an investment in Service shares and could cost investors more than paying other types of sales charges.

OTHER EXPENSES: fees paid by the portfolio for miscellaneous items such as transfer agency, custody, professional and registration fees.

                                                                The Portfolio 5

[Page 5]


MANAGEMENT

The investment adviser for the portfolio is The Dreyfus Corporation, 200 Park Avenue, New York, New York 10166. Founded in 1947, Dreyfus manages approximately $174 billion in over 200 mutual fund portfolios. For the past fiscal year, the portfolio paid Dreyfus a management fee at the annual rate of 0.75% of the portfolio' s average daily net assets. Dreyfus is the primary mutual fund business of Mellon Financial Corporation, a global financial services company with approximately $2.9 trillion of assets under management, administration or custody, including approximately $581 billion under management. Mellon provides financial services for institutions, corporations and individuals, offering institutional asset management, mutual funds, private wealth management, asset servicing, human resources services and treasury services. Mellon is headquartered in Pittsburgh, Pennsylvania.

The Dreyfus asset management philosophy is based on the belief that discipline and consistency are important to investment success. For each fund, Dreyfus seeks to establish clear guidelines for portfolio management and to be systematic in making decisions. This approach is designed to provide each fund with a distinct, stable identity.

Since December 2001, Douglas Ramos has managed the portfolio's asset allocation and the equity portion of the portfolio. Mr. Ramos has been employed by Dreyfus since July 1997 and is co-director of Dreyfus equity research. The Dreyfus taxable fixed-income team, which consists of sector specialists, collectively makes investment decisions for the bond portion of the portfolio. The team's specialists focus on, and monitor conditions in, the different sectors of the fixed-income market. Once different factors have been analyzed, the sector specialists then decide on allocation weights and recommend securities for investment.

The portfolio, Dreyfus and Dreyfus Service Corporation (the portfolio' s distributor) have each adopted a code of ethics that permits its personnel, subject to such code, to invest in securities, including securities that may be purchased or held by the portfolio. The Dreyfus code of ethics restricts the personal securities transactions of its employees, and requires portfolio managers and other investment personnel to comply with the code's preclearance and disclosure procedures. Its primary purpose is to ensure that personal trading by Dreyfus employees does not disadvantage any Dreyfus-managed fund.

[Page 6]

FINANCIAL HIGHLIGHTS

The following tables describe the performance of each share class for the fiscal periods indicated. Certain information reflects financial results for a single portfolio share. "Total return" shows how much your investment in the portfolio would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been independently audited by Ernst & Young LLP, whose report, along with the portfolio's financial statements, is included in the annual report, which is available upon request. Keep in mind that fees and charges imposed by participating insurance companies, which are not reflected in the tables, would reduce the investment returns that are shown.



                                                                                              YEAR ENDED DECEMBER 31,

 INITIAL SHARES                                                                   2002      2001(1)    2000       1999       1998
------------------------------------------------------------------------------------------------------------------------------------

PER-SHARE DATA ($):

 Net asset value, beginning of period                                           13.34      15.00     16.02      15.94      14.04

 Investment operations:  Investment income -- net                               .19(2)     .27(2)     .52(2)    .47(2)       .43

                         Net realized and unrealized gain (loss)
                         on investments                                         (2.25)    (1.65)     (.97)        .80       2.67

 Total from investment operations                                              (2.06)     (1.38)     (.45)       1.27       3.10

 Distributions:          Dividends from investment income -- net                (.19)      (.28)     (.48)      (.46)      (.43)

                         Dividends from net realized gain on investments           --         --     (.09)      (.73)      (.77)

 Total distributions                                                            (.19)      (.28)     (.57)     (1.19)     (1.20)

 Net asset value, end of period                                                 11.09      13.34     15.00      16.02      15.94

 Total Return (%)                                                             (15.48)     (9.12)    (2.98)       8.13      22.34
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

 Ratio of expenses to average net assets                                          .85        .85       .85        .86        .87

 Ratio of net investment income to average net assets                            1.58       1.92      3.35       2.94       2.98

 Portfolio turnover rate                                                       388.26     128.44    111.66      98.61     111.75
------------------------------------------------------------------------------------------------------------------------------------

 Net assets, end of period ($ x 1,000)                                         64,865     96,290   105,569     90,130     59,841

(1)  AS  REQUIRED,  EFFECTIVE  JANUARY 1, 2001,  THE  PORTFOLIO  HAS ADOPTED THE
     PROVISIONS OF THE AICPA AUDIT AND ACCOUNTING GUIDE FOR INVESTMENT COMPANIES
     AND BEGAN AMORTIZING PREMIUMS ON DEBT SECURITIES. THE EFFECT OF THIS CHANGE
     FOR THE PERIOD  ENDED  DECEMBER  31,  2001 WAS TO DECREASE  NET  INVESTMENT
     INCOME PER SHARE BY $.01,  INCREASE NET REALIZED AND UNREALIZED GAIN (LOSS)
     ON INVESTMENTS  PER SHARE BY $.01, AND DECREASE THE RATIO OF NET INVESTMENT
     INCOME TO  AVERAGE  NET  ASSETS  FROM  2.02% TO 1.92%.  PER-SHARE  DATA AND
     RATIOS/SUPPLEMENTAL DATA FOR PERIODS PRIOR TO JANUARY 1, 2001 HAVE NOT BEEN
     RESTATED TO REFLECT THIS CHANGE IN PRESENTATION.

(2)  BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.


                                                                                                                  The Portfolio 7

[Page 7]

FINANCIAL HIGHLIGHTS (CONTINUED)


                                                                                                       YEAR ENDED DECEMBER 31,

 SERVICE SHARES                                                                                  2002        2001(1)     2000(2)
------------------------------------------------------------------------------------------------------------------------------------

PER-SHARE DATA ($):

 Net asset value, beginning of period                                                             13.33       15.00        15.00

 Investment operations:  Investment income -- net                                                 .17(3)      .22(3)          --

                         Net realized and unrealized gain (loss) on investments                  (2.24)      (1.63)           --

 Total from investment operations                                                                (2.07)      (1.41)           --

 Distributions:          Dividends from investment income -- net                                  (.18)       (.26)           --

 Net asset value, end of period                                                                   11.08       13.33        15.00

 Total Return (%)                                                                               (15.63)      (9.31)           --
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

 Ratio of expenses to average net assets                                                           1.00        1.00           --

 Ratio of net investment income to average net assets                                              1.45        1.66           --

 Decrease reflected in above expense ratios due to
 undertakings by The Dreyfus Corporation                                                            .09         .16           --

 Portfolio turnover rate                                                                         388.26      128.44       111.66
------------------------------------------------------------------------------------------------------------------------------------

 Net assets, end of period ($ x 1,000)                                                           22,040      15,396         --(4)

(1)  AS  REQUIRED,  EFFECTIVE  JANUARY 1, 2001,  THE  PORTFOLIO  HAS ADOPTED THE
     PROVISIONS OF THE AICPA AUDIT AND ACCOUNTING GUIDE FOR INVESTMENT COMPANIES
     AND BEGAN AMORTIZING PREMIUMS ON DEBT SECURITIES. THE EFFECT OF THIS CHANGE
     FOR THE PERIOD  ENDED  DECEMBER  31,  2001 WAS TO DECREASE  NET  INVESTMENT
     INCOME PER SHARE BY $.01,  INCREASE NET REALIZED AND UNREALIZED GAIN (LOSS)
     ON INVESTMENTS  PER SHARE BY $.01, AND DECREASE THE RATIO OF NET INVESTMENT
     INCOME TO  AVERAGE  NET  ASSETS  FROM  1.77% TO 1.66%.  PER-SHARE  DATA AND
     RATIOS/SUPPLEMENTAL DATA FOR PERIODS PRIOR TO JANUARY 1, 2001 HAVE NOT BEEN
     RESTATED TO REFLECT THIS CHANGE IN PRESENTATION.

(2)  THE PORTFOLIO COMMENCED OFFERING SERVICE SHARES ON DECEMBER 31, 2000.

(3)  BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(4)  AMOUNT REPRESENTS LESS THAN $1,000.



[Page 8]

                                                         Account Information

ACCOUNT POLICIES

Buying/Selling shares

PORTFOLIO SHARES MAY BE PURCHASED or sold (redeemed) by separate accounts of participating insurance companies. VA contract holders and VLI policyholders should consult the prospectus of the separate account of the participating insurance company for more information about buying or selling portfolio shares.

THE PRICE FOR PORTFOLIO SHARES is the net asset value per share (NAV) of the relevant class, which is generally calculated as of the close of trading on the New York Stock Exchange (usually 4:00 p.m. Eastern time) on days the exchange is open for regular business. Purchase and sale orders from separate accounts received in proper form by the participating insurance company on a given business day are priced at the NAV calculated on such day, provided that the orders are received by the portfolio in proper form on the next business day. The participating insurance company is responsible for properly transmitting purchase and sale orders.

WIRE PURCHASE PAYMENTS MAY BE MADE if the bank account of the participating insurance company is in a commercial bank that is a member of the Federal Reserve System or any other bank having a correspondent bank in New York City. Immediately available funds may be transmitted by wire to The Bank of New York (DDA#8900337605/DREYFUS VARIABLE INVESTMENT FUND: BALANCED PORTFOLIO/ SHARE CLASS) , for purchase of portfolio shares. The wire must include the portfolio account number (for new accounts, a taxpayer identification number should be included instead), account registration and dealer number, if applicable, of the participating insurance company.

The portfolio's investments are generally valued based on market value or, where market quotations are not readily available, based on fair value as determined in good faith by the board of trustees or by one or more pricing services approved by the board.

                                                         Account Information 9
[Page 9]

DISTRIBUTIONS AND TAXES

THE PORTFOLIO USUALLY DECLARES AND PAYS dividends from its net investment income quarterly, and distributes any net capital gains it has realized once a year.

EACH  SHARE  CLASS WILL GENERATE a different dividend because each has different
expenses.   Distributions  will  be  reinvested  in  the  portfolio  unless  the participating insurance company instructs otherwise.

Since the portfolio's shareholders are the participating insurance companies and their separate accounts, the tax treatment of dividends and distributions will depend on the tax status of the participating insurance company. Accordingly, no discussion is included as to the federal personal income tax consequences to VA contract holders or VLI policyholders. For this information, VA contract holders and VLI policyholders should consult the prospectus of the separate account of the participating insurance company or their tax advisers.

Participating insurance companies should consult their tax advisers about federal, state and local tax consequences.

Who the shareholders are

The participating insurance companies and their separate accounts are the shareholders of the portfolio. From time to time, a shareholder may own a substantial number of portfolio shares. The sale of a large number of shares could hurt the portfolio's NAV.



EXCHANGE PRIVILEGE

SHAREHOLDERS CAN EXCHANGE SHARES of a class for shares of the same class of any other portfolio or fund managed by Dreyfus that is offered only to separate accounts established by insurance companies to fund VA contracts and VLI policies, or for shares of any such money market portfolio, subject to the terms and conditions relating to exchanges of the applicable insurance company prospectus. Owners of VA contracts or VLI policies should refer to the applicable insurance company prospectus for more information on exchanging portfolio shares.

[Page 10]



NOTES
[Page]

NOTES
[Page]

NOTES
[Page]
                                                           For More Information

Dreyfus Variable Investment Fund Balanced Portfolio
-------------------------------------
SEC file number:  811-5125

More information on the portfolio is available free upon request, including the following:

Annual/Semiannual Report

Describes the portfolio's performance, lists portfolio holdings and contains a letter from the portfolio manager(s) discussing recent market conditions, economic trends and portfolio strategies that significantly affected the portfolio's performance during the last fiscal year.

Statement of Additional Information (SAI)

Provides more details about the portfolio and its policies. A current SAI is on file with the Securities and Exchange Commission (SEC) and is incorporated by reference (is legally considered part of this prospectus).

To obtain information:

BY TELEPHONE
Call 1-800-554-4611 or 516-338-3300

BY MAIL  Write to:
The Dreyfus Family of Funds
144 Glenn Curtiss Boulevard
Uniondale, NY 11556-0144
Attn: Institutional Servicing

ON THE INTERNET Text-only versions of certain fund documents can be viewed online or downloaded from: http://www.sec.gov

You can also obtain copies, after paying a duplicating fee, by visiting the SEC's Public Reference Room in Washington, DC (for information, call 1-202-942-8090) or by E-mail request to publicinfo@sec.gov, or by writing to the SEC's Public Reference Section, Washington, DC 20549-0102.

(c) 2003 Dreyfus Service Corporation                                  154P0503